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                                                                    Exhibit 23.4

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
PHAMIS, Inc.:

We consent to the use of our report dated January 31, 1997, except for the note 14 which is as of March 25, 1997, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG PEAT MARWICK LLP
-------------------------

Seattle, Washington
November 23, 1998